UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________
Date of Report (Date of earliest event reported): February 13, 2007
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement
Item 7.01.	Regulation FD
Item 9.01.	Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2 AGREEMENT AND PLAN OF MERGER
EX-99.1 JOINT PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement.
     On February 13, 2007, CheckFree Corporation (“CheckFree” or the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with CF Oregon, Inc., a wholly-owned subsidiary of CheckFree (“Merger Sub”), and Corillian Corporation (“Corillian”). Pursuant to the terms of the Agreement, Merger Sub will be merged with and into Corillian (the “Merger”), with Corillian continuing after the merger as the surviving corporation and a subsidiary of CheckFree. At the effective time of the Merger, each issued and outstanding share of Corillian's common stock will be converted into the right to receive $5.15 in cash (the“Merger Consideration”), and each holder of an option to purchase shares of Corillian common stock will be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option (if any), less any applicable withholding taxes. The total purchase price will be approximately $245 million on a fully diluted basis.
     The Agreement contains representations and warranties that CheckFree and Corillian made to each other as of the date of the Agreement or other specific dates. Such representations and warranties are not intended to amend, supplement or supersede any statement contained in any documents filed by CheckFree or Corillian with the Securities and Exchange Commission. The statements embodied in those representations and warranties were made solely for purposes of the Agreement and are subject to important qualifications and limitations agreed to in connection with negotiating the Agreement, including the disclosure schedule provided by Corillian to CheckFree in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between Corillian and CheckFree rather than establishing matters as facts. Accordingly, investors and securityholders should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about Corillian or CheckFree.
     The Agreement also provides that the closing of the merger is subject to customary conditions which include the adoption and approval of the merger and the Agreement by the stockholders of Corillian and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Agreement also provides for termination rights of both CheckFree and Corillian under certain circumstances. The merger is expected to close on or about June 1, 2007.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.
Item 7.01. Regulation FD.
     On February 14, 2007, CheckFree and Corillian issued a joint press release (the “Press Release”) announcing CheckFree’s agreement to acquire Corillian. CheckFree further announced that it expects the Corillian acquisition to be dilutive to CheckFree’s GAAP earnings per share in the current fiscal year (ending June 30, 2007) and in 2008, and modestly dilutive to underlying earnings per share in the current fiscal year and in fiscal 2008.
     Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Use of Non-GAAP Financial Information
     CheckFree supplements its reporting of total revenues, income (loss) from operations, net income (loss) and earnings (loss) per share information determined in accordance with GAAP by using “underlying revenue,” “underlying income (loss) from operations,” “underlying net income

(loss)” and “underlying earnings (loss) per share.” Management believes that certain non-cash adjustments to revenues or expenses enhance its evaluation of CheckFree’s performance, and are not pertinent to day-to-day operational decision making in the business. Therefore, CheckFree excludes these items from GAAP revenue, income (loss) from operations, net income (loss) and earnings (loss) per share in calculating underlying revenue, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share.
     Examples of such non-cash charges may include, but not be limited to, intangible asset amortization expense and in-process research and development costs associated with acquisitions, charges associated with the impairment of intangible assets, the impact of discontinued operations, charges resulting from warrants issued to third parties, and charges associated with reorganization activities, all offset by the cumulative tax impact of these charges. CheckFree excludes these items in order to more clearly focus on the factors it believes are pertinent to the daily management of its operations, and its management uses underlying results to evaluate the impact of operational business decisions. CheckFree regularly reports underlying results to its Chairman and Chief Executive Officer and Chief Operating Officer, CheckFree’s chief operating decision makers, who use this information in allocating resources to the various business units. Additionally, as CheckFree rewards its management for their decisions that increase revenues and decrease controllable costs, CheckFree uses underlying revenues and underlying income (loss) from operations as factors in determining short-term incentive compensation for management, and uses underlying revenues, underlying net income (loss) and underlying earnings (loss) per share as factors in determining long-term incentive compensation for management.
     Because CheckFree utilizes underlying financial results in the management of its business and to determine incentive compensation for management, CheckFree believes this supplemental information is useful to investors for their independent evaluation and understanding of the performance of CheckFree’s management and its core business performance. CheckFree’s underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share should be considered in addition to, and not as a substitute for, revenues, income (loss) from operations, net income (loss) or earnings (loss) per share or any other amount determined in accordance with GAAP. CheckFree’s measures of underlying revenues, underlying income (loss) from operations, underlying net income (loss) and underlying earnings (loss) per share reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.
Forward-Looking Statements
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements regarding expectations for earnings per share for fiscal 2007 and thereafter (paragraph 3 of Item 1.01 herein, paragraph 1 of Item 7.01 herein, and paragraphs 1, 2, 3, 4, 5, and 7 of the Press Release). For instance, although Corillian and CheckFree have signed an agreement for a subsidiary of CheckFree to merge with and into Corillian, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if the companies do not receive necessary approval of Corillian’s stockholders, or if it is blocked by a governmental agency,or if either Corillian or CheckFree fail to satisfy other conditions to closing. Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, CheckFree’s Annual Report on Form 10-K for the year ended June 30, 2006 (filed September 8, 2006), Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (filed November 8, 2006) and Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 (filed February 8, 2007). One or more of these factors have affected, and could affect CheckFree’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and CheckFree undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this Form 8-K, except as required by law.
     The information discussed in Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2	Agreement and Plan of Merger, dated February 13, 2007, between CheckFree Corporation, CF Oregon, Inc., and Corillian Corporation.

99.1*	Joint Press Release of CheckFree Corporation and Corillian Corporation, issued February 14, 2007.

*	Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation

Date: February 14, 2007	By:	/s/ Laura E. Binion

Laura E. Binion, Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2	Agreement and Plan of Merger, dated February 13, 2007, between CheckFree Corporation, CF Oregon, Inc., and Corillian Corporation.

99.1*	Joint Press Release of CheckFree Corporation and Corillian Corporation, issued February 14, 2007.

*	Such press release is being “furnished” (not filed) under Item 7.01 of this Current Report on Form 8-K.